
                      CHASE MANHATTAN RV OWNER TRUST 1997-A
                            MONTHLY SERVICER'S REPORT

                                                                                             Settlement Date        12/31/2004
                                                                                             Determination Date      1/12/2005
                                                                                             Distribution Date       1/18/2005

I.    All Payments on the Contracts                                                                                    2,479,348.98
II.   All Liquidation Proceeds on the Contracts with respect to Principal                                                 39,248.11
III.  Repurchased Contracts                                                                                                    0.00
IV.   Investment Earnings on Collection Account                                                                                0.00
V.    Servicer Monthly Advances                                                                                           44,910.67
VI.   Distribution from the Reserve Account                                                                                    0.00
VII.  Deposits from the Pay-Ahead Account (including Investment Earnings)                                                  7,193.08
VIII. Transfers to the Pay-Ahead Account                                                                                  (3,958.51)
IX.   Less:  Investment Earnings distributions
      (a)  To Sellers with respect to the Collection Account                                                                   0.00
      (b)  To Sellers with respect to the Pay-Ahead Account                                                                    0.00
X.    Deposit in error                                                                                                         0.00
Total available amount in Collection Account                                                                          $2,566,742.33
                                                                                                                      =============

DISTRIBUTION AMOUNTS                                                         COST PER $1000
--------------------------------                                             ----------------

1.    (a) Class A-1 Note Interest Distribution                                                              0.00
      (b) Class A-1 Note Principal Distribution                                                             0.00
          Aggregate Class A-1 Note Distribution                                 0.00000000                                     0.00

2.    (a) Class A-2 Note Interest Distribution                                                              0.00
      (b) Class A-2 Note Principal Distribution                                                             0.00
          Aggregate Class A-2 Note Distribution                                 0.00000000                                     0.00

3.    (a) Class A-3 Note Interest Distribution                                                              0.00
      (b) Class A-3 Note Principal Distribution                                                             0.00
          Aggregate Class A-3 Note Distribution                                 0.00000000                                     0.00

4.    (a) Class A-4 Note Interest Distribution                                                              0.00
      (b) Class A-4 Note Principal Distribution                                                             0.00
          Aggregate Class A-4 Note Distribution                                 0.00000000                                     0.00

5.    (a) Class A-5 Note Interest Distribution                                                              0.00
      (b) Class A-5 Note Principal Distribution                                                             0.00
          Aggregate Class A-5 Note Distribution                                 0.00000000                                     0.00

6.    (a) Class A-6 Note Interest Distribution                                                              0.00
      (b) Class A-6 Note Principal Distribution                                                             0.00
          Aggregate Class A-6 Note Distribution                                 0.00000000                                     0.00

7.    (a) Class A-7 Note Interest Distribution                                                              0.00
      (b) Class A-7 Note Principal Distribution                                                             0.00
          Aggregate Class A-7 Note Distribution                                 0.00000000                                     0.00

8.    (a) Class A-8 Note Interest Distribution                                                              0.00
      (b) Class A-8 Note Principal Distribution                                                             0.00
          Aggregate Class A-8 Note Distribution                                 0.00000000                                     0.00

9.    (a) Class A-9 Note Interest Distribution                                                              0.00
      (b) Class A-9 Note Principal Distribution                                                             0.00
          Aggregate Class A-9 Note Distribution                                 0.00000000                                     0.00

10.   (a) Class A-10 Note Interest Distribution                                                        75,973.94
      (b) Class A-10 Note Principal Distribution                                                    2,108,522.49
          Aggregate Class A-10 Note Distribution                               33.60763740                             2,184,496.43

11.   (a) Class B Certificate Interest Distribution                                                   244,679.31
      (b) Class B Certificate Principal Distribution                                                        0.00
          Aggregate Class B Certificate Distribution                            5.45000000                               244,679.31

12.  Servicer Payment
       (a)  Servicing Fee                                                                              24,669.79
       (b)  Reimbursement of prior Monthly Advances                                                    49,078.51
               Total Servicer Payment                                                                                     73,748.30

13.  Deposits to the Reserve Account                                                                                      63,818.30

TOTAL DISTRIBUTION AMOUNT                                                                                             $2,566,742.33
                                                                                                                      =============


RESERVE ACCOUNT DISTRIBUTIONS:
--------------------------------


      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                       0.00
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                            0.00
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                                  0.00
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                       0.00
                       TOTAL AMOUNTS TO SELLERS (CHASE USA & CHASE MANHATTAN BANK) =                                          $0.00
                                                                                                                      =============

           INTEREST
--------------------------------

1.   Current Interest Requirement
      (a) Class A-1 Notes  @ 5.598%                                                                         0.00
      (b) Class A-2 Notes  @ 5.852%                                                                         0.00
      (c) Class A-3 Notes  @ 5.919%                                                                         0.00
      (d) Class A-4 Notes  @ 6.020%                                                                         0.00
      (e) Class A-5 Notes  @ 6.050%                                                                         0.00
      (f) Class A-6 Notes  @ 6.130%                                                                         0.00
      (g) Class A-7 Notes  @ 6.140%                                                                         0.00
      (h) Class A-8 Notes  @ 6.230%                                                                         0.00
      (i) Class A-9 Notes  @ 6.320%                                                                         0.00
      (j) Class A-10 Notes @ 6.370%                                                                    75,973.94
             Aggregate Interest on Notes                                                                                  75,973.94
      (k) Class B Certificates @ 6.540%                                                                                  244,679.31

2.   Remaining Interest Shortfall
      (a) Class A-1 Notes                                                                                0.00
      (b) Class A-2 Notes                                                                                0.00
      (c) Class A-3 Notes                                                                                0.00
      (d) Class A-4 Notes                                                                                0.00
      (e) Class A-5 Notes                                                                                0.00
      (f) Class A-6 Notes                                                                                0.00
      (g) Class A-7 Notes                                                                                0.00
      (h) Class A-8 Notes                                                                                0.00
      (i) Class A-9 Notes                                                                                0.00
      (j) Class A-10 Notes                                                                               0.00
      (k) Class B Certificates                                                                           0.00

3.   Total Distribution of Interest                                           COST PER $1000
                                                                              --------------
      (a) Class A-1 Notes                                                       0.00000000                  0.00
      (b) Class A-2 Notes                                                       0.00000000                  0.00
      (c) Class A-3 Notes                                                       0.00000000                  0.00
      (d) Class A-4 Notes                                                       0.00000000                  0.00
      (e) Class A-5 Notes                                                       0.00000000                  0.00
      (f) Class A-6 Notes                                                       0.00000000                  0.00
      (g) Class A-7 Notes                                                       0.00000000                  0.00
      (h) Class A-8 Notes                                                       0.00000000                  0.00
      (i) Class A-9 Notes                                                       0.00000000                  0.00
      (j) Class A-10 Notes                                                      1.16882987             75,973.94
             Total Aggregate Interest on Notes                                                                            75,973.94
      (k) Class B Certificates                                                  5.45000000                               244,679.31

           PRINCIPAL
--------------------------------
                                                                             No. of Contracts
                                                                             ----------------
1.   Amount of Stated Principal Collected                                                           1,042,787.59
2.   Amount of Principal Prepayment Collected                                           67            990,594.23
3.   Amount of Liquidated Contract                                                       6             75,140.67
4.   Amount of Repurchased Contract                                                      0                  0.00

       Total Formula Principal Distribution Amount                                                                     2,108,522.49

5. Principal Balance before giving effect to Principal Distribution            Pool Factor
                                                                               -----------
      (a) Class A-1 Notes                                                        0.0000000                                     0.00
      (b) Class A-2 Notes                                                        0.0000000                                     0.00
      (c) Class A-3 Notes                                                        0.0000000                                     0.00
      (d) Class A-4 Notes                                                        0.0000000                                     0.00
      (e) Class A-5 Notes                                                        0.0000000                                     0.00
      (f) Class A-6 Notes                                                        0.0000000                                     0.00
      (g) Class A-7 Notes                                                        0.0000000                                     0.00
      (h) Class A-8 Notes                                                        0.0000000                                     0.00
      (i) Class A-9 Notes                                                        0.0000000                                     0.00
      (j) Class A-10 Notes                                                       0.2201877                            14,312,202.43
      (k) Class B Certificates                                                   1.0000000                            44,895,285.54


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


6.   Remaining Principal Shortfall
      (a) Class A-1 Notes                                                                                                      0.00
      (b) Class A-2 Notes                                                                                                      0.00
      (c) Class A-3 Notes                                                                                                      0.00
      (d) Class A-4 Notes                                                                                                      0.00
      (e) Class A-5 Notes                                                                                                      0.00
      (f) Class A-6 Notes                                                                                                      0.00
      (g) Class A-7 Notes                                                                                                      0.00
      (h) Class A-8 Notes                                                                                                      0.00
      (i) Class A-9 Notes                                                                                                      0.00
      (j) Class A-10 Notes                                                                                                     0.00
      (k) Class B Certificates                                                                                                 0.00

7. Principal Distribution                                                     COST PER $1000
                                                                              --------------
      (a) Class A-1 Notes                                                       0.00000000                                     0.00
      (b) Class A-2 Notes                                                       0.00000000                                     0.00
      (c) Class A-3 Notes                                                       0.00000000                                     0.00
      (d) Class A-4 Notes                                                       0.00000000                                     0.00
      (e) Class A-5 Notes                                                       0.00000000                                     0.00
      (f) Class A-6 Notes                                                       0.00000000                                     0.00
      (g) Class A-7 Notes                                                       0.00000000                                     0.00
      (h) Class A-8 Notes                                                       0.00000000                                     0.00
      (i) Class A-9 Notes                                                       0.00000000                                     0.00
      (j) Class A-10 Notes                                                     32.43880754                             2,108,522.49
      (k) Class B Certificates                                                  0.00000000                                     0.00

8. Principal Balance after giving effect to Principal Distribution                                    Pool Factor
                                                                                                      -----------
      (a) Class A-1 Notes                                                                              0.0000000               0.00
      (b) Class A-2 Notes                                                                              0.0000000               0.00
      (c) Class A-3 Notes                                                                              0.0000000               0.00
      (d) Class A-4 Notes                                                                              0.0000000               0.00
      (e) Class A-5 Notes                                                                              0.0000000               0.00
      (f) Class A-6 Notes                                                                              0.0000000               0.00
      (g) Class A-7 Notes                                                                              0.0000000               0.00
      (h) Class A-8 Notes                                                                              0.0000000               0.00
      (i) Class A-9 Notes                                                                              0.0000000               0.00
      (j) Class A-10 Notes                                                                             0.1877489      12,203,679.94
      (k) Class B Certificates                                                                         1.0000000      44,895,285.54

           POOL DATA
--------------------------------                                                                     Aggregate
                                                                             No. of Contracts    Principal Balance
                                                                             ----------------    -----------------

1.   Pool Stated Principal Balance as of  12/31/2004                            2,971              57,098,965.48

2.   Delinquency Information                                                                                       % Delinquent
                                                                                                                   ------------
              (a) 31-59 Days                                                       47                 852,010.54       1.492%
              (b) 60-89 Days                                                       12                 215,958.14       0.378%
              (c) 90-119 Days                                                      13                 331,956.61       0.581%
              (d) 120 Days +                                                       34                 783,282.22       1.372%

3.   Contracts Repossessed during the Due Period                                    4                 118,271.83

4.   Current Repossession Inventory                                                 7                 261,105.42

5.   Aggregate Net Losses for the preceding Collection Period
      (a) Aggregate Principal Balance of Liquidated Receivables                     6                  75,140.67
      (b) Net Liquidation Proceeds on any Liquidated Receivables                                       39,248.11
                                                                                             -------------------
       Total Aggregate Net Losses for the preceding Collection Period                                                     35,892.56

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                     1,385,741.99

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)          1,477                                 22,800,210.02

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                             9.124%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                                58.380

       TRIGGER ANALYSIS
--------------------------------

1.  (a)  Average Delinquency Percentage                                   2.716%
    (b)  Delinquency Percentage Trigger in effect ?                               YES

2.  (a)  Average Net Loss Ratio                                           0.026%
    (b)  Net Loss Ratio Trigger in effect ?                                        NO
    (c)  Net Loss Ratio (using ending Pool Balance)                       0.143%

3.  (a)  Servicer Replacement Percentage                                  0.032%
    (b)  Servicer Replacement Trigger in effect ?                                  NO

         MISCELLANEOUS
--------------------------------

1.    Monthly Servicing Fees                                                                                              24,669.79

2.    Servicer Advances                                                                                                   44,910.67

3.   (a)  Opening Balance of the Reserve Account                                                                       8,601,952.76
     (b)  Deposits to the Reserve Account                                                              63,818.30
     (c)  Investment Earnings in the Reserve Account                                                   12,158.47
     (d)  Distribution from the Reserve Account                                                             0.00
     (e)  Ending Balance of the Reserve Account                                                                        8,677,929.53

4.    Specified Reserve Account Balance                                                                                8,973,952.86

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                        67,141.16
     (b)  Deposits to the Pay-Ahead Account from the Collection Account                                 3,958.51
     (c)  Investment Earnings in the Pay-Ahead Account                                                      0.00
     (d)  Transfers from the Pay-Ahead Account to the Collection Account                               (7,193.08)
     (e)  Ending Balance in the Pay-Ahead Account                                                                         63,906.59


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